UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

SBE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Executive Parkway, Suite 200
San Ramon, CA 94583
(Address of principal executive offices, including zip code)

(925) 355-2000
(Registrant’s telephone number, including area code)

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective October 31, 2006, William B. Heye, Jr., age 68, resigned as a member of the Company’s Board of Directors.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Letter of William B. Heye, Jr., Resignation from Board of Directors, dated October 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBE, INC.

Date: November 3, 2006	/s/ David W. Brunton
David W. Brunton
Chief Financial Officer, Vice President, Finance and Secretary
(Principal Financial and Accounting Officer)